EXHIBIT 10.113

                              AMENDED AND RESTATED

                                    INDENTURE

                                     between

                       BXG RECEIVABLES NOTE TRUST 2001-A,

                                    as Issuer

                                       and

                         U.S. BANK NATIONAL ASSOCIATION
            (formerly known as U.S. Bank Trust National Association),

                              as Indenture Trustee

                           Dated as of April 17, 2002

                        BXG RECEIVABLES NOTE TRUST 2001-A
                        Asset Backed Notes, Series 2001-A

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                                TABLE OF CONTENTS
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                                                                                                               Page
ARTICLE I. DEFINITIONS AND INCORPORATION BY REFERENCE.............................................................2
         SECTION 1.1.         Definitions.........................................................................2
         SECTION 1.2.         Rules of Construction...............................................................7

ARTICLE II. THE NOTES.............................................................................................8
         SECTION 2.1.         Form; Authorized Amount.............................................................8
         SECTION 2.2.         Execution, Authentication, Delivery and Dating......................................9
         SECTION 2.3.         Registration; Registration of Transfer and Exchange.................................9
         SECTION 2.4.         Mutilated, Destroyed, Lost or Stolen Notes.........................................10
         SECTION 2.5.         Persons Deemed Registered Noteholders..............................................11
         SECTION 2.6.         Payment of Principal and Interest..................................................11
         SECTION 2.7.         Cancellation.......................................................................12
         SECTION 2.8.         Release of Collateral..............................................................12
         SECTION 2.9.         Restriction on Transfers of Notes..................................................13
         SECTION 2.10.        Tax Treatment......................................................................13

ARTICLE III. COVENANTS...........................................................................................13
         SECTION 3.1.         Payment of Principal and Interest..................................................13
         SECTION 3.2.         Money for Payments To Be Held in Trust.............................................13
         SECTION 3.3.         Existence..........................................................................15
         SECTION 3.4.         Protection of Collateral...........................................................15
         SECTION 3.5.         Opinions as to Collateral..........................................................15
         SECTION 3.6.         Performance of Obligations; Servicing of Receivables...............................16
         SECTION 3.7.         Negative Covenants.................................................................17
         SECTION 3.8.         Annual Statement as to Compliance..................................................18
         SECTION 3.9.         Covenants of the Issuer............................................................18
         SECTION 3.10.        Investment Company Act.............................................................18
         SECTION 3.11.        Restricted Payments................................................................18
         SECTION 3.12.        Treatment of Notes as Debt for Tax Purposes........................................19
         SECTION 3.13.        Notice of Amortization Events......................................................19
         SECTION 3.14.        Further Instruments and Acts.......................................................19
         SECTION 3.15.        Capital Expenditures...............................................................19

ARTICLE IV. SATISFACTION AND DISCHARGE...........................................................................19
         SECTION 4.1.         Satisfaction and Discharge of Indenture............................................19
         SECTION 4.2.         Application of Trust Money.........................................................20
         SECTION 4.3.         Repayment of Moneys Held by Paying Agent...........................................20

ARTICLE V. REMEDIES..............................................................................................21
         SECTION 5.1.         Amortization Events................................................................21
         SECTION 5.2.         Acceleration of Maturity; Rescission and Annulment.................................22
         SECTION 5.3.         Collection of Indebtedness and Suits for Enforcement by Indenture Trustee..........23
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

         SECTION 5.4.         Remedies; Priorities...............................................................25
         SECTION 5.5.         Optional Preservation of the Collateral............................................26
         SECTION 5.6.         Limitation of Suits................................................................26
         SECTION 5.7.         Unconditional Rights of Registered Noteholders To Receive Principal and
                              Interest...........................................................................27
         SECTION 5.8.         Restoration of Rights and Remedies.................................................27
         SECTION 5.9.         Rights and Remedies Cumulative.....................................................28
         SECTION 5.10.        Delay or Omission Not a Waiver.....................................................28
         SECTION 5.11.        Control by Registered Noteholders..................................................28
         SECTION 5.12.        Waiver of Past Amortization Events.................................................29
         SECTION 5.13.        Undertaking for Costs..............................................................29
         SECTION 5.14.        Waiver of Stay or Extension Laws...................................................29
         SECTION 5.15.        Action on Notes....................................................................29
         SECTION 5.16.        Performance and Enforcement of Certain Obligations.................................30

ARTICLE VI. THE INDENTURE TRUSTEE................................................................................30
         SECTION 6.1.         Duties of Indenture Trustee........................................................30
         SECTION 6.2.         Rights of Indenture Trustee........................................................32
         SECTION 6.3.         Individual Rights of Indenture Trustee.............................................32
         SECTION 6.4.         Indenture Trustee's Disclaimer.....................................................33
         SECTION 6.5.         Notice of Amortization Events......................................................33
         SECTION 6.6.         Reports by Indenture Trustee to Registered Noteholders.............................33
         SECTION 6.7.         Compensation and Indemnity.........................................................33
         SECTION 6.8.         Replacement of Indenture Trustee...................................................33
         SECTION 6.9.         Successor Indenture Trustee by Merger..............................................34
         SECTION 6.10.        Appointment of Co-Indenture Trustee or Separate-Indenture Trustee..................35
         SECTION 6.11.        Eligibility; Disqualification......................................................36
         SECTION 6.12.        Maintenance of Office or Agency....................................................36

ARTICLE VII. NOTEHOLDERS' LISTS AND REPORTS......................................................................37
         SECTION 7.1.         Preservation of Information; Communications to Registered Noteholders..............37

ARTICLE VIII. ACCOUNTS, DISBURSEMENTS AND RELEASES...............................................................37
         SECTION 8.1.         Collection of Money................................................................37
         SECTION 8.2.         Accounts; Distributions............................................................37
         SECTION 8.3.         General Provisions Regarding Accounts..............................................37
         SECTION 8.4.         Release of Collateral..............................................................37

ARTICLE IX. SUPPLEMENTAL INDENTURE...............................................................................38
         SECTION 9.1.         Reserved...........................................................................38
         SECTION 9.2.         Supplemental Indentures............................................................38
         SECTION 9.3.         Execution of Supplemental Indenture................................................39
         SECTION 9.4.         Effect of Supplemental Indenture...................................................39
         SECTION 9.5.         Reference in Notes to Supplemental Indenture.......................................40
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

ARTICLE X. BORROWINGS............................................................................................40
         SECTION 10.1.        Optional Borrowing.................................................................40

ARTICLE XI. MISCELLANEOUS........................................................................................41
         SECTION 11.1.        Compliance Certificates and Opinions, etc..........................................41
         SECTION 11.2.        Form of Documents Delivered to Indenture Trustee...................................41
         SECTION 11.3.        Acts of Registered Noteholders.....................................................42
         SECTION 11.4.        Notices, etc., to Indenture Trustee and Issuer.....................................43
         SECTION 11.5.        Notices to Registered Noteholders; Waiver..........................................43
         SECTION 11.6.        Effect of Headings and Table of Contents...........................................44
         SECTION 11.7.        Successors and Assigns.............................................................44
         SECTION 11.8.        Separability.......................................................................44
         SECTION 11.9.        Benefits of Indenture..............................................................44
         SECTION 11.10.       Legal Holidays.....................................................................44
         SECTION 11.11.       Governing Law......................................................................44
         SECTION 11.12.       Counterparts.......................................................................44
         SECTION 11.13.       Recording of Indenture.............................................................44
         SECTION 11.14.       Trust Obligation...................................................................44
         SECTION 11.15.       No Petition........................................................................45
         SECTION 11.16.       Inspection.........................................................................45
         SECTION 11.17.       Limitation of Liability of Owner Trustee...........................................45
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EXHIBITS

EXHIBIT A     -    Form of Note
EXHIBIT B-1   -    Form of Certificate Regarding Transfer (Accredited Investor)
EXHIBIT B-2   -    Form of Certificate Regarding Transfer (Rule 144A)
EXHIBIT B-2   -    Form of Borrowing Certification


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

     This AMENDED AND RESTATED INDENTURE (this "Indenture" or this "Agreement") dated as of April 17, 2002, between BXG RECEIVABLES NOTE TRUST 2001-A, a
Delaware business trust (the "Issuer"), and U.S. BANK NATIONAL ASSOCIATION
(formerly known as U.S. Bank Trust National Association), a national banking association, as indenture trustee and not in its individual capacity (the
"Indenture Trustee") amends and restates in its entirety, the Indenture dated as of June 29, 2001 (the "Old Indenture") by and among the parties hereto.

     Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Registered Noteholders of the BXG Receivables
Note Trust 2001-A Asset-Backed Notes, Series 2001-A.

                                 GRANTING CLAUSE

     Subject to the terms of the Old Indenture and this Indenture, the Issuer has Granted, hereby Grants and shall continue to Grant to the Indenture Trustee on the Closing Date, as Indenture Trustee for the benefit of the Registered
Noteholders, (i) all of the Issuer's right, title and interest in and to each Receivable identified on the Schedule of Receivables, including the related
Receivables Documents, from time to time existing (x) at the close of business on the Cut-Off Date, in the case of the Initial Receivables and (y) at the close of business on each Additional Cut-Off Date, in the case of Additional
Receivables, (ii) any other property which secured such Receivable and which has been acquired by foreclosure or deed in lieu of foreclosure or otherwise, (iii) the portion of the Issuer's interest in any Insurance Policies relating to such Receivables, (iv) the Issuer's interest in the Operative Documents, (v) all funds on deposit from time to time in the Note Account, (vi) all payments on and proceeds of any of the foregoing after the Cut-Off Date or the Additional
Cut-Off Date, as applicable, and (vii) all rights and remedies under each of the Lock-Box Agreement, the Custodial Agreement, the Backup Servicing Agreement, the
Sale and Servicing Agreement, each Addition Agreement, each Substitution
Agreement and each Hedge Agreement (collectively, the "Trust Estate" or the
"Collateral"), excluding, in each case, monies and other property which have been properly paid or released in accordance with the terms of this Indenture and the other Operative Documents.

     The foregoing Grants are made in trust to secure (i) the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, (ii) the payment of all other amounts payable under this Indenture and (iii) compliance with the provisions of this Indenture, all as provided in this Indenture.

     The Indenture Trustee, as indenture trustee on behalf of the Registered
Noteholders, acknowledges such Grants, accepts the trusts hereunder and agrees to perform its duties required in this Indenture in accordance with its terms.

     The Indenture Trustee (or the Custodian, on behalf of the Indenture
Trustee) shall hold the Receivables Documents in trust, for the use and benefit of the Issuer and all present and future Registered Noteholders, and shall retain possession thereof. The Indenture Trustee further agrees and acknowledges that each other item of Collateral that is physically delivered to the



Indenture Trustee or the Custodian on its behalf will be held by the Indenture Trustee, or by a Custodian, on behalf of the Indenture Trustee, in the State of Minnesota or in any other location acceptable to the Indenture Trustee and the Servicer.

     The Indenture Trustee further acknowledges that in the event the conveyance of the Receivables by the Depositor to the Issuer pursuant to the Sale and Servicing Agreement is determined to constitute a financing, the Indenture Trustee (or the Servicer as its agent) holds the Receivables as the assignee of the Issuer.

                                   ARTICLE I.

                   DEFINITIONS AND INCORPORATION BY REFERENCE

     SECTION 1.1. Definitions. Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Indenture. Capitalized terms used but not otherwise defined herein have the respective meanings set forth in the Sale and Servicing Agreement.

     "Act": The meaning specified in Section 11.3(a) hereof.

     "Additional Borrowing Test": with respect to any Borrowing, a test satisfied if, after giving effect to such Borrowing, the Borrowing Base exceeds the sum of the Note Principal Balance plus the amount of interest which will accrue on the Notes through the next Payment Date.

     "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Agent": ING Capital LLC, in its capacity as agent for the purchasers parties to the Note Purchase Agreement and its successors and assigns in such capacity.

     "Aggregate Undrawn Amount": At any time, the excess, if any, of (i) the aggregate amount of the Commitments over (ii) the Outstanding Amount at such time.

     "Amortization Event": The meaning specified in Section 5.1 hereof.

     "Authorized Officer": With respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

     "Borrowing": The meaning specified in Section 10.1 hereof.


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     "Borrowing Base": On each Determination Date, the sum of (i) the product of
(x) the Borrowing Base Percentage and (y) the Aggregate Outstanding Receivable Balance of Eligible Receivables as of the close of business on the last day of the related Collection Period minus the Excluded Receivables Balance as of the close of business on the last day of the related Collection Period plus (ii) the amount, if any, on deposit in the Note Account as of the close of business on the last day of the related Collection Period.

     "Borrowing Base Percentage": On any day, the lower of (i) 85% and (ii) (x) 100% minus (y) the percentage credit enhancement required by Moody's and Fitch to achieve a rating of Baa2 and BBB, respectively, from such Rating Agencies with respect to a securitization by the Seller or its Affiliates of Eligible Receivables similar to those included in the Trust Estate. Such percentage credit enhancement shall be evidenced by the credit enhancement required with respect to the most recent such securitization or pursuant to special request of the Agent or the Servicer to such Rating Agencies.

     "Borrowing Base Deficiency": On any date, the excess, if any, of the sum of the Note Principal Balance as of such date plus the amount of interest accrued on the Notes as of such date over the Borrowing Base as of such date.

     "Borrowing Certification": The Borrowing Certification attached hereto, substantially in the form of Exhibit C.

     "Borrowing Date": The meaning specified in Section 10.1 hereof.

     "Business Day": Any day other than (i) a Saturday or a Sunday or (ii) a day on which commercial banking institutions in the states of New York, Massachusetts, Minnesota or the state in which the Corporate Trust Office is located are authorized or obligated by law or executive to be closed.

     "Certificate of Trust": The certificate of trust of the Issuer substantially in the form of Exhibit A to the Trust Agreement.

     "Closing Date": June 29, 2001.

     "Commitment": "Commitment" as defined in the Note Purchase Agreement.

     "Code": The Internal Revenue Code of 1986, as amended.

     "Collateral": The meaning specified in the Granting Clause of this Indenture.

     "Corporate Trust Office": The principal office of the Indenture Trustee at 180 East Fifth Street, St. Paul, MN 55101, Attn: Ms. Tammy Schultz-Fugh, or the principal office of any successor Indenture Trustee hereunder.

     "Custodian's Receipt": The meaning set forth in the Custodial Agreement.


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     "Default Ratio (Pledged)": For any Determination Date, the ratio (expressed as a percentage) the numerator of which is the product of (i) 12 and (ii) the Aggregate Outstanding Receivables Balance of all Receivables that became Defaulted Receivables during the related Collection Period (less any reinstated Receivables) and the denominator of which is the Aggregate Outstanding Receivables Balance of all Receivables in the Trust Estate, in each case as of the last day of the related Collection Period (expressed as a percentage).

     "Delinquency Ratio (Pledged)": With respect to any date of determination, the ratio (expressed as a percentage) of (i) the Aggregate Outstanding Receivables Balance of all Delinquent Receivables in the Trust Estate divided by the Aggregate Outstanding Receivables Balance of all Receivables in the Trust Estate, in each case as of the last day of the related Collection Period (expressed as a percentage).

     "Depositor": Bluegreen Receivables Finance Corporation V, a Delaware corporation, or any successor thereto.

     "Designated Depository Institution": A federal or state chartered depository institution acceptable to the Indenture Trustee, acting in its fiduciary capacity, having combined capital and surplus of at least $50,000,000.

     "Exchange Act": The Securities Exchange Act of 1934, as amended.

     "Final Payment Date": the Payment Date in March 2006.

     "Grant": To mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

     "Indenture Trustee": U.S. Bank National Association (formerly known as U.S. Bank Trust National Association), a national banking association, as Indenture Trustee under this Indenture, or any successor Indenture Trustee under this Indenture.

     "Independent": When used with respect to any specified Person, that the Person (a) is in fact independent of the Issuer, any other obligor on the Notes, the Depositor, the Servicer, the Seller and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Depositor, the Servicer, the Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Depositor, the Servicer, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions; provided, however, that a Person shall not be excluded from the definition of "Independent" solely because such Person is a director of Bluegreen Receivables Finance Corporation IV and/or Bluegreen Receivables Finance Corporation V, each, a Delaware Corporation.

     "Independent Certificate": A certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Agent in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

     "Initial Borrowing Date": The date on which the initial Borrowing takes place.

     "Issuer": BXG Receivables Note Trust 2001-A, until a successor replaces it and, thereafter, the successor.

     "Issuer Order" and "Issuer Request": A written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

     "Note": A BXG Receivables Note Trust 2001-A, Asset Backed Note, Series 2001-A, substantially in the Form of Exhibit A hereto.

     "Note Principal Balance": As of any time of determination, the Original Note Principal Balance plus the aggregate principal amount of all additional Borrowings pursuant to Section 10.1 hereof less the aggregate of all amounts actually distributed to the holders of the Notes on account of principal pursuant to Section 3.2 or 3.8 of the Sale and Servicing Agreement prior to such date.

     "Note Purchase Agreement": The Amended and Restated Note Purchase Agreement dated as of April 17, 2002, among the Trust, the Depositor, the Seller, the Servicer, the Purchasers parties thereto and the Agent.

     "Note Register" and "Note Registrar": The respective meanings specified in
Section 2.3.

     "Officer's Certificate": A certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1, and delivered to the Indenture Trustee.

     "Opinion of Counsel": One or more written opinions of counsel who may, except as otherwise expressly provided in this Indenture, be counsel to the Issuer or an Affiliate of the Issuer and who shall be satisfactory to the Indenture Trustee, and which opinion or opinions shall be addressed to the Indenture Trustee, as Indenture Trustee, and shall comply with any applicable requirements of Section 11.1 and shall be in form and substance reasonably satisfactory to the Indenture Trustee.


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

     "Outstanding": With respect to any Note and as of the date of determination, any Note theretofore authenticated and delivered under this Indenture except:

     (i) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

     (ii) Notes the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Registered Noteholders of such Notes;

     (iii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser; and

     (iv) Notes as to which the Indenture Trustee has made final payment, whether or not such Notes are ever surrendered or otherwise returned to the Indenture Trustee;

     provided, that in determining whether the Registered Noteholders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent, or waiver hereunder or under any Operative Document, Notes owned by the Issuer, any other obligor upon the Notes, the Depositor, the Seller, the Servicer, or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding (unless such person owns 100% of the Notes), except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only Notes that the Indenture Trustee knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Depositor, the Seller, the Servicer or any Affiliate of any of the foregoing Persons.

     "Outstanding Amount": The aggregate principal amount of all Notes that are Outstanding at the date of determination. The Outstanding Amount shall not include the Aggregate Undrawn Amount.

     "Owner Trustee": Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, or any successor Owner Trustee under the Trust Agreement.

     "Paying Agent": The Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section 6.11 and is authorized by the Issuer to make payments to and distributions from the Note Account, including payment of principal of or interest on the Notes on behalf of the Issuer.

     "Payment Date": The first Business Day of each month, commencing in August 2001.


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

     "Principal Distribution Amount" With respect to each Payment Date before a Facility Termination Date, the principal amount of Notes which are required to be repaid to prevent the existence of a Borrowing Base Deficiency after giving effect to all distributions of principal on such Payment Date and for each Payment Date on or after a Facility Termination Date, an amount equal to the Note Principal Balance.

     "Proceeding": Any suit in equity, action at law or other judicial or administrative proceeding.

     "Record Date": With respect to any Payment Date, the close of business on the Business Day immediately preceding a Payment Date.

     "Registered Noteholder": The Person in whose name a Note is registered on the Note Register on the applicable Record Date.

     "Responsible Officer": With respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee, including any Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     "Sale and Servicing Agreement": The Amended and Restated Sale and Servicing Agreement dated as of April 17, 2002, among the Issuer, the Depositor, the Seller, the Servicer, Concord Servicing Corporation, as Backup Servicer, Vacation Trust, Inc., as Club Trustee, U.S. Bank National Association, as Custodian, and the Indenture Trustee.

     "Securities Act": The Securities Act of 1933, as amended.

     "Seller": Bluegreen Corporation, a Massachusetts corporation in its capacity as Seller under the Sale and Servicing Agreement, and its permitted successors and assigns.

     "Servicer": Bluegreen Corporation, a Massachusetts corporation in its capacity as Servicer under the Sale and Servicing Agreement, and its permitted successors and assigns.

     "State": Any one of the 50 States of the United States of America or the District of Columbia.

     "Successor Servicer": The meaning specified in Section 3.5(e).

     "Trust Estate": The meaning specified in the granting clause.

     "UCC": Unless the context otherwise requires, the Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

     SECTION 1.2. Rules of Construction. Unless the context otherwise requires:

          (i) a term has the meaning assigned to it;

          (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

          (iii) "or" is not exclusive;

          (iv) "including" means including without limitation;

          (v) words in the singular include the plural and words in the plural include the singular; and

          (vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented (as provided in such agreements) and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II.

                                    THE NOTES

     SECTION 2.1. Form; Authorized Amount. The Notes shall be designated as the "BXG Receivables Note Trust 2001-A, Asset Backed Notes, Series 2001-A". The aggregate maximum principal amount of Notes which may be issued under this Indenture shall not exceed $125,000,000. The Notes, together with the Indenture Trustee's certificate of authentication, shall be in substantially the form set forth in Exhibit A hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officer or officers executing such Notes, as evidenced by their execution thereof. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

     The Notes will be issued and registered in certificated form and will be typewritten, printed, lithographed or engraved or produced by any combination of these methods, all as determined by the officer or officers executing such Notes, as evidenced by the execution of such Notes.

     The terms of the Notes set forth in Exhibit A are part of the terms of this Indenture. The Notes are revolving notes -- additional borrowings may be made under the Notes pursuant to Section 10.1 and the principal of the Notes may be repaid and reborrowed without penalty pursuant to the terms hereof.

     The Notes may be marked as temporary, and any Note being so marked may be cancelled and destroyed for substitution by a replacement Note, subject to the provisions of Section 2.2.

     SECTION 2.2. Execution, Authentication, Delivery and Dating. The Notes shall be executed on behalf of the Issuer by an Authorized Officer of the Owner Trustee. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

     Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Owner Trustee shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

     Upon Issuer Request, receipt of the Notes registered in the name of Credit Suisse First Boston, New York Branch (the "CSFB Note") and cancellation of the CSFB Note, the Indenture Trustee shall authenticate the Notes for original issue in the form of a single, fully registered Note in the name of ING Capital LLC, as Agent and in the principal amount of $125,000,000 and deliver such Note to the Agent against payment of the principal amount of the initial Borrowing pursuant to Section 10.1 hereof by wire transfer of immediately available funds to the Issuer.

     The Notes that are authenticated and delivered by the Indenture Trustee to or upon the order of the Issuer on the Initial Borrowing Date shall be dated the Initial Borrowing Date. All other Notes that are authenticated after the Closing Date for any other purpose under this Indenture shall be dated the date of their authentication. The Notes shall be issuable as registered Notes in the minimum denomination of $10,000,000 and integral multiples of $1,000 in excess thereof, but will evidence only the pro rata portion of the Outstanding Amount of advances made in respect thereof pursuant hereto.

     No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

     SECTION 2.3. Registration; Registration of Transfer and Exchange. The Indenture Trustee shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Indenture Trustee shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee initially shall be the "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Indenture Trustee shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

     If a Person other than the Indenture Trustee is appointed by the Indenture Trustee as Note Registrar, the Indenture Trustee will give the Issuer and the Agent prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register. The Issuer, the Servicer and their respective designees shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Issuer and the Servicer shall have the right to obtain from time to time and to rely upon a certificate executed on behalf of the Note Registrar by an Authorized Officer thereof as to the names and addresses of the Registered Noteholders and the principal amounts and number of such Notes.

     Subject to the terms and conditions of this Indenture, upon surrender for registration of transfer of any Note in compliance with the requirements of this
Section 2.3 and Section 2.9 at the office or agency of the Indenture Trustee to be maintained as provided in Section 6.12, the Issuer shall execute, and the Indenture Trustee shall authenticate and the Registered Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes in any authorized denominations, of a like aggregate principal amount.

     At the option of any Registered Noteholder, Notes owned by such Registered Noteholder may be exchanged for other Notes in any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Subject to the terms and conditions of this Indenture, whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Indenture Trustee shall authenticate and the Registered Noteholder shall obtain from the Indenture Trustee, the Notes which the Registered Noteholder making the exchange is entitled to receive.

     All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

     Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, and be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Registered Noteholder thereof or such Registered Noteholder's attorney duly authorized in writing.

     The Notes represent the sole obligation of the Issuer payable from the Collateral and do not represent the obligations of the Seller, the Servicer, the Depositor, the Backup Servicer, the Owner Trustee, the Indenture Trustee or the Custodian.

     No service charge shall be made to a Registered Noteholder for any registration of transfer or exchange of Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.4 not involving any transfer.

     SECTION 2.4. Mutilated, Destroyed, Lost or Stolen Notes. If (i) any mutilated Note is surrendered to the Indenture Trustee, or (ii) the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer, the Seller, the Servicer, the Depositor and the Indenture Trustee harmless (the unsecured indemnity of the Agent, in its individual capacity and not as Agent, being sufficient for such purpose), then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that the destroyed, lost or stolen Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met as to such destroyed, lost or stolen Note, the Issuer shall execute, and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and each of the Issuer, Indenture Trustee, Seller, Servicer and Depositor shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by it in connection therewith.

     Upon the issuance of any replacement Note under this Section, the Indenture Trustee may require the payment by the Registered Noteholder of such Note, of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable fees and expenses of the Issuer and the Indenture Trustee connected therewith.

     SECTION 2.5. Persons Deemed Registered Noteholders. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee or any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

     SECTION 2.6. Payment of Principal and Interest. The Note Principal Balance shall accrue interest on each day the Notes are outstanding as follows: (i) the Note Principal Balance outstanding after giving effect to all payments on a Payment Date shall accrue interest at the "Note Interest Rate", determined as provided in the Note Purchase Agreement, for the Interest Period beginning on such Payment Date, and (ii) the principal amount of each Borrowing during an Interest Period shall accrue interest for the period from the related Borrowing Date to the end of such Interest Period at the "Note Interest Rate", determined as provided in the Note Purchase Agreement, with respect to such period and such Borrowing, determined as provided in the Note Purchase Agreement. The amount of interest payable in respect of the Notes on each Payment Date shall be equal to the aggregate amount of interest determined pursuant to the preceding sentence, provided that if any principal amount described in clause (i) or (ii) of the preceding sentence together with interest accrued thereon to the date of payment is paid prior to the end of such Interest Period pursuant to Section 3.8 of the Sale and Servicing Agreement, then (x) Note Monthly Interest with respect to such Interest Period shall not include the amount of interest so prepaid and (y) such principal amount shall cease accruing interest as of the date of such prepayment.

     (a) The principal of each Note shall be payable as provided in the Sale and Servicing Agreement and the form of the Notes set forth in Exhibit A. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the earlier of (i) the Final Payment Date and (ii) the date on which an Amortization Event shall have occurred and be continuing, if the Indenture Trustee or the Registered Noteholders representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 (unless such declaration has been rescinded pursuant to the terms hereof).

     (b) Any installment of interest or principal payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note is registered on the related Record Date by wire transfer in immediately available funds to the account designated by such Person prior to such Record Date, or, in the absence of any such designation, by check mailed to such Person at the address of such Person appearing in the Note Register; except that the final installment of principal and interest payable with respect to such Note on a Payment Date or on the applicable Final Payment Date shall be payable as provided in paragraph (c) below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.2.

     (c) All principal and interest payments on the Notes shall be made pro rata to the Registered Noteholders. The Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which it expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Such final installment shall be paid only upon presentation and surrender of such Note to the Indenture Trustee.

     SECTION 2.7. Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall be delivered to the Indenture Trustee and shall be promptly canceled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time, unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it; provided, that such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

     SECTION 2.8. Release of Collateral. The Indenture Trustee shall not release property from the lien of this Indenture except in accordance with the terms of this Indenture, the Sale and Servicing Agreement and the Custodial Agreement.

     SECTION 2.9. Restriction on Transfers of Notes. No sale, pledge or other transfer of record or beneficial ownership of a Note or any interest therein shall be made unless such transfer is exempt from the registration requirements of the Securities Act, and any applicable state securities laws or is made in accordance with said Securities Act and laws, this Indenture and the Note Purchase Agreement. The Issuer and the Indenture Trustee shall require the transferee to execute an investment letter in the form of Exhibit B-1 or B-2 hereto certifying to the Issuer, the Indenture Trustee, the Servicer, the Depositor and the Seller the facts surrounding such transfer, which investment letter shall not be an expense of any such Person. The Registered Noteholder of a Note desiring to effect such transfer shall, and does hereby agree to, indemnify the Issuer, the Indenture Trustee, the Servicer, the Depositor and the Seller against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     SECTION 2.10. Tax Treatment. The Issuer has entered into this Indenture, and the Notes will be issued, with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Collateral. The Issuer, by entering into this Indenture, and each Registered Noteholder, by its acceptance of a Note, agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

                                  ARTICLE III.

                                    COVENANTS

     SECTION 3.1. Payment of Principal and Interest. The Issuer will duly and punctually pay (or will cause to be duly and punctually paid) the principal of and interest, if any, on the Notes in accordance with the terms of the Notes, this Indenture and the other Operative Documents. Without limiting the foregoing, subject to and in accordance with Section 8.2(b), on each Payment Date the Issuer will cause to be distributed to the Registered Noteholders from Available Funds on deposit in the Note Account all amounts required to be so distributed pursuant to the Sale and Servicing Agreement. Amounts properly withheld under the Code or any applicable state law by any Person from a payment to any Registered Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Registered Noteholder for all purposes of this Indenture.

     SECTION 3.2. Money for Payments To Be Held in Trust. All payments of amounts due and payable with respect to any Notes pursuant to Section 8.2 shall be made on behalf of the Issuer by the Indenture Trustee or by the Paying Agent, and no such amounts shall be paid over to the Issuer except as provided in this
Section 3.2.

     The Issuer hereby appoints the Indenture Trustee as a Paying Agent. The Issuer may appoint other Paying Agents from time to time. Any such other Paying Agent shall be appointed by Issuer Order with written notice thereof to the Indenture Trustee. Any Paying Agent appointed by the Issuer shall be a Person who would be eligible to be Indenture Trustee hereunder as provided in Section
6.11. The Issuer shall not appoint any Paying Agent (other than the Indenture Trustee) which is not, at the time of such appointment, a Designated Depository Institution.

     The Issuer will cause each Paying Agent to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.2, that such Paying Agent will:

          (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Registered Noteholders entitled thereto until such sums shall be paid to such Registered Noteholders or otherwise disposed of as herein provided and pay such sums to such Registered Noteholders as herein provided;

          (ii) give the Indenture Trustee notice of any occurrence that is, or with notice or with the lapse of time or both would become, an Amortization Event by the Issuer of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

          (iii) at any time during the continuance of any such occurrence described in clause (ii) above, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

          (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment;

          (v) comply with all requirements of the Code or any applicable state law with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

          (vi) not commence a bankruptcy proceeding against the Issuer in connection with this Indenture.

     The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Subject to applicable laws with respect to escheat of funds or abandoned property, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Registered Noteholder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee shall also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Registered Noteholders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Registered Noteholder).

     SECTION 3.3. Existence. The Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes and the Collateral.

     SECTION 3.4. Protection of Collateral. The Issuer will, from time to time, execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

          (i) provide further assurance with respect to the Grant of all or any portion of the Collateral;

          (ii) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

          (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

          (iv) enforce any rights with respect to the Collateral; and

          (v) preserve and defend title to the Collateral and the rights of the Indenture Trustee in such Collateral against the claims of all persons and parties.

     SECTION 3.5. Opinions as to Collateral. Once each year commencing on May 1, 2003, the Issuer shall furnish, to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture during the following 12-month period.

     SECTION 3.6. Performance of Obligations; Servicing of Receivables.

     (a) The Issuer will not take any action and will use its commercially reasonable efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Collateral or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the Sale and Servicing Agreement, the Custodial Agreement or such other instrument or agreement.

     (b) The Issuer may contract with or otherwise obtain the assistance of other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer pursuant to the Sale and Servicing Agreement to assist the Issuer in performing its duties under this Indenture and the other Operative Documents.

     (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Operative Documents and in the instruments and agreements included in the Collateral, including but not limited to filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Sale and Servicing Agreement, in accordance with and within the time periods provided for in this Indenture and/or the Sale and Servicing Agreement, as applicable.

     (d) If the Issuer shall have knowledge of the occurrence of a Servicer Termination Event under the Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee in writing thereof, and shall specify in such notice the action, if any, the Issuer is taking with respect of such Servicer Termination Event.

     (e) Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees (i) that it will not, without the prior written consent of the Indenture Trustee and the Registered Noteholders of at least a majority of the Outstanding Amount of the Notes, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral (except to the extent otherwise provided in the Sale and Servicing Agreement or in the Receivables Documents) or the Operative Documents, or waive timely performance or observance by the Servicer or the Seller under the Sale and Servicing Agreement; and (ii) that any such amendment shall not (A) reduce in any manner the amount of, or accelerate or delay the timing of, distributions that are required to be made for the benefit of the Registered Noteholders or (B) reduce the aforesaid percentage of the Notes that is required to consent to any such amendment, without the consent of the Registered Noteholders of all the outstanding Notes. If any such amendment, modification, supplement or waiver shall be so consented to by the Indenture Trustee and the Registered Noteholders, the Issuer agrees, promptly following a request by the Indenture Trustee to do so, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Indenture Trustee may deem necessary or appropriate in the circumstances.

     SECTION 3.7. Negative Covenants. So long as any Notes are Outstanding, the Issuer shall not:

          (i) except as expressly permitted by this Indenture, the Custodial Agreement or the Sale and Servicing Agreement, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Collateral;

          (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or any applicable state law or assert any claim against any present or former Registered Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Collateral;

          (iii) engage in any business or activity other than as permitted by this Indenture, Trust Agreement and the other Operative Documents and any activities incidental thereto, or amend the Trust Agreement as in effect on the Closing Date other than in accordance with Article XI thereof;

          (iv) issue debt obligations under any indenture other than this Indenture;

          (v) incur or assume, directly or indirectly, any indebtedness, except for such indebtedness as may be incurred by the Issuer pursuant to this Indenture, or guaranty any indebtedness or other obligations of any Person (other than the Receivables), or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person (other than the Receivables);

          (vi) dissolve or liquidate in whole or in part or merge or consolidate with any other Person;

          (vii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be subordinated, terminated or discharged, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof or any interest therein (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on any of the Intervals or Units and arising solely as a result of an action or omission of the related Obligor) or (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any Permitted Lien or such tax, mechanics' or other lien) security interest in the Collateral;

          (viii) take any other action or fail to take any action which may cause the Issuer to be taxable as (a) an association pursuant to Section 7701 of the Code and the corresponding regulations, (b) a publicly traded partnership taxable as a corporation pursuant to Section 7704 of the Code and the corresponding regulations, or (c) a taxable mortgage pool pursuant to Section 7701(i) of the Code and the corresponding regulations; and

          (ix) change the location of its principal place of business without prior notice to the Indenture Trustee and the Registered Noteholders.

     SECTION 3.8. Annual Statement as to Compliance. The Issuer will deliver to the Indenture Trustee, within 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year ended on or about March 31, 2002), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

          (i) a review of the activities of the Issuer during such year and of its performance under this Indenture has been made under such Authorized Officer's supervision; and

          (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under the Indenture throughout such year, or, if it has failed to comply with any such condition or covenant, specifying each such failure to comply known to such Authorized Officer and the nature and status thereof.

     SECTION 3.9. Covenants of the Issuer. All covenants of the Issuer in this Indenture are covenants of the Issuer and are not covenants of the Owner Trustee. The Owner Trustee is, and any successor Owner Trustee under the Trust Agreement will be, entering into this Indenture solely as Owner Trustee under the Trust Agreement and not in its respective individual capacity, and in no case whatsoever shall the Owner Trustee or any such successor Owner Trustee be personally liable on, or for any loss in respect of, any of the statements, representations, warranties or obligations of the Issuer hereunder, as to all of which the parties hereto agree to look solely to the property of the Issuer.

     SECTION 3.10. Investment Company Act. The Issuer shall not become an "investment company" or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (or any successor or amendatory statute), and the rules and regulations thereunder (taking into account not only the general definition of the term "investment company" but also any available exceptions to such general definition); provided, however, that the Issuer shall be in compliance with this Section 3.10 if it shall have obtained an order exempting it from regulation as an "investment company" so long as it is in compliance with the conditions imposed in such order.

     SECTION 3.11. Restricted Payments. The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer, the Seller, the Depositor or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, payments and distributions to or on behalf of the Servicer, the Seller, the Depositor, the Indenture Trustee, the Owner Trustee, the Registered Noteholders and the Certificateholders as contemplated by, and to the extent funds are available for such purpose under, this Indenture, the Sale and Servicing Agreement, the Trust Agreement or the other Operative Documents. The Issuer will not, directly or indirectly, make or cause to be made payments to or distributions from the Note Account except in accordance with this Indenture and the other Operative Documents.

     SECTION 3.12. Treatment of Notes as Debt for Tax Purposes. The Issuer shall treat the Notes as indebtedness for all federal, state and local income and franchise tax purposes.

     SECTION 3.13. Notice of Amortization Events. The Issuer shall give the Indenture Trustee written notice within five Business Days of when it obtains actual knowledge of each occurrence that is, or with notice or with the lapse of time or both would become, an Amortization Event. Each such notice shall describe what action the Issuer is taking or proposes to take with respect thereto.

     SECTION 3.14. Further Instruments and Acts. Upon request of the Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

     SECTION 3.15. Capital Expenditures. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty) except as contemplated by the Sale and Servicing Agreement.

                                  ARTICLE IV.

                           SATISFACTION AND DISCHARGE

     SECTION 4.1. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes (except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Registered Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.2,
3.3 and 3.4 hereof, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section
6.7 and the obligations of the Indenture Trustee under Section 4.2) and (vi) the rights of Registered Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them), and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when all of the following have occurred:

          (A)  either

               (1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.4 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.2) have been delivered to the Indenture Trustee for cancellation; or

               (2) all Notes not theretofore delivered to the Indenture Trustee for cancellation, either:

                    (a) have become due and payable, or

                    (b) are to be called for redemption within one year under
               arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer, and the Issuer, in the case of (a.) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due to the Final Payment Date;

          (B) the date on which the Issuer has paid or caused to be paid all other sums payable hereunder and the other Operative Documents by the Issuer; and

          (C) the Issuer has delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel, each meeting the applicable requirements of Section 11.1 and, subject to Section 11.2, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

     SECTION 4.2. Application of Trust Money. All moneys deposited with the Indenture Trustee pursuant to Sections 3.2 and 4.3 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes, this Indenture, the Sale and Servicing Agreement and the Trust Agreement, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Registered Noteholders for the payment of which such moneys have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such moneys need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or required by law.

     SECTION 4.3. Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture, all moneys then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to the Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to

Section 3.2 and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

                                   ARTICLE V.

                                    REMEDIES

     SECTION 5.1. Amortization Events. "Amortization Event," wherever used herein, means any one of the following events (whatever the reason for such Amortization Event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (a) failure to pay any Current Interest on any Note which continues unremedied for a period of two Business Day after the date when the same becomes due and payable; or

     (b) failure to pay the principal of or any installment of the principal of any Note (other than due to a Borrowing Base Deficiency resulting from a reduction in the Borrowing Base Percentage) which continues unremedied for a period of two Business Day after the date when the same becomes due and payable; or

     (c) failure to observe or perform any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a failure in the observance or performance of which is elsewhere in this Section 5.1 specifically dealt with) or the Issuer, the Seller, the Servicer, the Depositor or the Club Trustee in the Sale and Servicing Agreement or the other Operative Documents, or any representation or warranty of the Issuer, the Seller, the Servicer, the Depositor or the Club Trustee made in this Indenture, the Sale and Servicing Agreement or the other Operative Documents or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 10 days after there shall have been given, by registered or certified mail, to the Issuer and the Servicer by the Indenture Trustee or to the Issuer, the Servicer and the Indenture Trustee by the Registered Noteholders of a majority of the Outstanding Amount of the Notes or the Agent on behalf of the Registered Noteholders, a written notice specifying such failure to observe or perform covenants or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of Amortization Event hereunder; or

     (d) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect any of the Issuer, the Seller, the Servicer, the Depositor or the Club Trustee or any substantial part of the

Collateral in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of any of the Issuer, the Seller, the Servicer, the Depositor or the Club Trustee or for any substantial part of the Collateral, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

     (e) the commencement by the Issuer, the Seller, the Servicer, the Depositor or the Club Trustee of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer, the Seller, the Servicer, the Depositor or the Club Trustee to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of such Person or for any substantial part of the Collateral, or the making by the Issuer, the Seller, the Servicer, the Depositor or the Club Trustee of any general assignment for the benefit of creditors, or the failure by the Issuer, the Seller, the Servicer, the Depositor or the Club Trustee generally to pay its debts as such debts become due, or the taking of any action by the Issuer, the Seller, the Servicer, the Depositor or the Club Trustee in furtherance of any of the foregoing; or

     (f) the Issuer becomes subject to regulation under the Investment Company Act of 1940, as amended; or

     (g) a Servicer Termination Event shall have occurred and be continuing (other than pursuant to Section 6.1(a)(x) of the Sale and Servicing Agreement); or

     (h) a Borrowing Base Deficiency (other than a Borrowing Base Deficiency due to a reduction in the Borrowing Base Percentage) shall exist for more than two Business Days after any Determination Date; or

     (i) on any Determination Date, (A) the 6 month rolling average Delinquency Ratio (Pledged) exceeds 8.0% or (B) the 6 month rolling average Default Ratio (Pledged) exceeds 10.0%; or

     (j) the Indenture Trustee shall fail to have a first priority perfected security interest in the Trust Estate subject to Permitted Liens.

     SECTION 5.2. Acceleration of Maturity; Rescission and Annulment. If an Amortization Event should occur and be continuing, the Indenture Trustee shall, at the direction of the Registered Noteholders representing not less than a majority of the Outstanding Amount, declare all the Notes to be immediately due and payable and the Commitments terminated, by a notice in writing to the Issuer and to the Servicer (and to the Indenture Trustee if given by Registered Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

     At any time after such declaration of acceleration of maturity (and the termination of the Commitments) with respect to an Amortization Event has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter provided in this Article V provided, the Registered Noteholders representing a majority of the Outstanding Amount by written notice to the Issuer, the Servicer and the Indenture Trustee, may waive the related Amortization Event and rescind and annul such declaration and its consequences if:

     (a) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

          (i) all payments of principal of and interest on all Notes and all other amounts that would then be due hereunder or upon such Notes if the Amortization Event giving rise to such acceleration had not occurred; and

          (ii) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable out-of-pocket, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

     (b) all Amortization Events, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

     No such rescission shall affect any subsequent occurrence that would constitute an Amortization Event hereunder or impair any right consequent thereto.

     SECTION 5.3. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

     (a) The Issuer covenants that if (i) it has failed to pay any interest on any Note when the same becomes due and payable, and such failure to pay continues for beyond any applicable grace period, or (ii) it has failed to pay the principal of or any installment of the principal of any Note when the same becomes due and payable, the Issuer will, upon demand of the Indenture Trustee, pay to the Indenture Trustee, for the benefit of the Registered Noteholders, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest at the rate borne by the Notes and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable out-of-pocket, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

     (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in own name and as trustee of an express trust, may, in its discretion, and shall at the direction of the Registered Noteholders representing a majority of the Outstanding Amount, institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer upon such Notes and collect in the manner provided by law out of the property of the Issuer upon such Notes, wherever situated, the moneys adjudged or decreed to be payable.

     Anything herein to the contrary notwithstanding, except as expressly provided in the Operative Documents, none of the Issuer in its individual capacity, the Owner Trustee in its individual capacity, the Indenture Trustee, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on any Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Indenture. Each Registered Noteholder of a Note by its acceptance thereof agrees that, except as expressly provided in the Operative Documents, in the case of an Amortization Event under this Indenture, such Registered Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in this Indenture or in any Note.

     (c) If an Amortization Event occurs and is continuing, the Indenture Trustee may, in its discretion, and shall at the direction of the Registered Noteholders representing a majority of the Outstanding Amount, as more particularly provided in Section 5.4, proceed to protect and enforce its rights and the rights of the Registered Noteholders, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or any other Operative Document or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or any other Operative Document or by law.

     (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Collateral, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

          (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee (except as a result of negligence or bad faith)), and of the Registered Noteholders allowed in such Proceedings;

          (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Registered Noteholders in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

          (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Registered Noteholders and the Indenture Trustee on their behalf;

          (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Registered Noteholders allowed in any judicial proceedings relative to the Issuer, its creditors and its property; and

          (v) any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Registered Noteholders to make payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Registered Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

     (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Registered Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Registered Noteholder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Registered Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

     (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Registered Noteholders.

     (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Registered Noteholders, and it shall not be necessary to make any Registered Noteholder a party to any such Proceedings.

     SECTION 5.4. Remedies; Priorities.

     (a) If an Amortization Event shall have occurred and be continuing, the Indenture Trustee may, and at the direction of the Registered Noteholders representing a majority of the Outstanding Amount shall, upon receipt of satisfactory indemnity and assurances (an unsecured indemnity of the initial Registered Noteholder being sufficient for such purpose), do one or more of the following (subject to Section 5.5):

          (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture or any other Operative Document, whether by declaration or otherwise, enforce any judgment obtained, and collect any moneys adjudged due;

          (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Collateral;

          (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee or the Registered Noteholders; and

          (iv) sell, securitize or otherwise dispose of the Collateral or any portion thereof or rights or interests therein in a commercially reasonable manner, at one or more public or private sales called and conducted in any manner permitted by law.

     (b) If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out the money or property in the order of priority set forth in Section 3.2 of the Sale and Servicing Agreement.

     The Indenture Trustee may fix a record date and payment date for any payment to be made to the Registered Noteholders pursuant to this Section. At least 15 days before such record date, the Indenture Trustee shall mail to each Registered Noteholder and the Issuer a notice that states the record date, the payment date and the amount to be paid.

     SECTION 5.5. Optional Preservation of the Collateral. If the Notes have been declared to be due and payable under Section 5.2 following an Amortization Event and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to maintain possession of the Collateral. It is the desire of the parties hereto and the Registered Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Collateral. In determining whether to maintain possession of the Collateral, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

     SECTION 5.6. Limitation of Suits. No Registered Noteholder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, the Sale or Servicing Agreement or any other Operative Document (other than the Note Purchase Agreement) or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

     (a) such Registered Noteholder has previously given written notice to the Indenture Trustee of a continuing Amortization Event;

     (b) the Registered Noteholders of a majority of the Outstanding Amount have made written request to the Indenture Trustee to institute such Proceeding in respect of such Amortization Event in its own name as Indenture Trustee hereunder;

     (c) such Registered Noteholder or Registered Noteholders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request (an unsecured indemnity of the initial Registered Noteholder being sufficient for such request);

     (d) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

     (e) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Registered Noteholders of a majority of the Outstanding Amount.

     It is understood and intended that no one or more Registered Noteholders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or any other Operative Document to affect, disturb or prejudice the rights of any other Registered Noteholders or to obtain or to seek to obtain priority or preference over any other Registered Noteholders or to enforce any right under this Indenture or any other Operative Document, except in the manner herein provided.

     In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Registered Noteholders, each representing less than a majority of the Outstanding Amount, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture or any other Operative Document.

     SECTION 5.7. Unconditional Rights of Registered Noteholders To Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, the Registered Noteholder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the Final Payment Date and following an Amortization Event and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Registered Noteholder.

     SECTION 5.8. Restoration of Rights and Remedies. If the Indenture Trustee or any Registered Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Registered Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Registered Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Registered Noteholders shall continue as though no such Proceeding had been instituted.

     SECTION 5.9. Rights and Remedies Cumulative. No right or remedy herein or in any other Operative Document conferred upon or reserved to the Indenture Trustee or to the Registered Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, thereunder or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 5.10. Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee or any Registered Noteholder of any Note to exercise any right or remedy accruing upon any occurrence that is, or with notice or with the lapse of time or both would become, an Amortization Event shall impair any such right or remedy or constitute a waiver of any such occurrence that is, or with notice or with the lapse of time or both would become, an Amortization Event or an acquiescence therein. Every right and remedy given by this Indenture or any other Operative Document or by law to the Indenture Trustee or to the Registered Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Registered Noteholders, as the case may be.

     SECTION 5.11. Control by Registered Noteholders. The Registered Noteholders of a majority of the Outstanding Amount shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

     (a) such direction shall not be in conflict with any rule of law or with this Indenture;

     (b) any direction to the Indenture Trustee to sell or liquidate the Collateral shall be by Registered Noteholders representing not less than 100% of the Outstanding Amount;

     (c) if the conditions set forth in Section 5.5 have been satisfied and the Indenture Trustee elects to retain the Collateral pursuant to such Section, then any direction to the Indenture Trustee by Registered Noteholders representing less than 100% of the Outstanding Amount to sell or liquidate the Collateral shall be of no force and effect; and

     (d) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

     Notwithstanding the rights of the Registered Noteholders set forth in this Section, subject to Section 6.1, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Registered Noteholders not consenting to such action.

     Notwithstanding anything contained herein to the contrary, the Indenture Trustee shall not be bound to, obligated or required to take any action at the request or direction of any Registered Noteholder pursuant to this Indenture if such Registered Noteholder shall not have made available to the Indenture Trustee, security or indemnity reasonably acceptable to the Indenture Trustee against the costs, expenses and liabilities (including fee and expenses of its agents and counsel) which might be incurred by it in compliance with the written request or direction.

     SECTION 5.12. Waiver of Past Amortization Events. The Registered Noteholders representing 100% of the Outstanding Amount may waive any past occurrence that is, or with notice or with the lapse of time or both would become, an Amortization Event and its consequences. In the case of any such waiver, the Issuer, the Indenture Trustee and the Registered Noteholders shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Amortization Event or impair any right consequent thereto.

     Upon any such waiver, such occurrence that is, or with notice or with the lapse of time or both would become, an Amortization Event shall cease to exist and be deemed to have been cured and not to have occurred, and any Amortization Event arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture and each other Operative Document; but no such waiver shall extend to any subsequent or other occurrence that is, or with notice or with the lapse of time or both would become, an Amortization Event or impair any right consequent thereto.

     SECTION 5.13. Undertaking for Costs. All parties to this Indenture agree, and each Registered Noteholder of any Note by such Registered Noteholder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Registered Noteholder, or group of Registered Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount or (c) any suit instituted by any Registered Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture.

     SECTION 5.14. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     SECTION 5.15. Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture or any other Operative Document shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture or any other Operative Document. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Registered Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.4(b).

     SECTION 5.16. Performance and Enforcement of Certain Obligations.

     (a) Promptly following a request from the Indenture Trustee to do so, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Depositor, the Seller and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Sale and Servicing Agreement and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement or any other Operative Document to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Depositor, the Seller or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Depositor, the Seller or the Servicer of each of their obligations under the Sale and Servicing Agreement and the other Operative Documents.

     (b) If an Amortization Event has occurred and is continuing, the Indenture Trustee may, and at the written direction of the Registered Noteholders of 66-2/3% of the Outstanding Amount shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Depositor, the Seller or the Servicer under or in connection with the Sale and Servicing Agreement and the other Operative Documents including the right or power to take any action to compel or secure performance or observance by the Depositor, the Seller or the Servicer, as the case may be, of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension, or waiver under the Sale and Servicing Agreement or any other Operative Document and any right of the Issuer to take such action shall be suspended.

                                  ARTICLE VI.

                              THE INDENTURE TRUSTEE

     SECTION 6.1. Duties of Indenture Trustee.

     (a) If an Amortization Event of which a Responsible Officer of the Indenture Trustee shall have actual knowledge has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     (b) Except during the continuance of an Amortization Event:

          (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

          (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates (or similar documents) or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; however, the Indenture Trustee shall examine the certificates (or similar documents) and opinions to determine whether or not they conform to the requirements of this Indenture; provided that the Indenture Trustee shall not be responsible for the accuracy or content of any certificate (or similar document) or opinion furnished to it pursuant to the terms of this Indenture.

     (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          (i) this paragraph does not limit the effect of paragraph (b) of this Section;

          (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

          (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.11 or for exercising or omitting to exercise any trust or power conferred upon the Indenture Trustee under this Indenture.

     (d) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to paragraphs (a), (b), (c) and (g) of this Section.

     (e) The Indenture Trustee shall not be liable for interest on any money received by it except to the extent of income or other gain on investments which are deposits in or certificates of deposit of the Indenture Trustee in its commercial capacity. In no event shall the Indenture Trustee be liable for the selection of investments or for investment losses incurred thereon.

     (f) Money held in trust by the Indenture Trustee shall be segregated from other funds except to the extent permitted by law or the terms of this Indenture or the Sale and Servicing Agreement.

     (g) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. In determining that such repayment or indemnity is not reasonably assured to it, the Indenture Trustee must consider not only the likelihood of repayment or indemnity by or on behalf of the Issuer but also the likelihood of repayment or indemnity from amounts payable to it from the Collateral pursuant to Section 5.4.

     (h) The Indenture Trustee is authorized and directed to enter into that certain lockbox agreement (the "Lock-Box Agreement"), among the Indenture Trustee, Bluegreen and Fleet Bank with respect to Lock-Box Account No. specified therein (the "Lock-Box Account"). Pursuant to the Lock-Box Agreement, the Lock-Box Account will be titled as follows "U.S. Bank National Association, as Indenture Trustee, of BXG Receivables Note Trust 2001-A". The Indenture Trustee is authorized and directed to act as titleholder of the Lock-Box Account in accordance with the terms of the Lock-Box Agreement for the benefit of the Noteholders with interests in the funds on deposit in such accounts.

     SECTION 6.2. Rights of Indenture Trustee.

     (a) The Indenture Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Indenture Trustee need not investigate any fact or matter stated in the document.

     (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel, which shall not be at the expense of the Indenture Trustee. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel.

     (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney or custodian appointed by the Indenture Trustee with due care.

     (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that such action or omission by the Indenture Trustee does not constitute willful misconduct, negligence or bad faith.

     (e) The Indenture Trustee may consult with counsel, and the advice or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel.

     (f) The Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, entitlement order, approval or other paper or document.

     SECTION 6.3. Individual Rights of Indenture Trustee. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.11 and 6.12.

     SECTION 6.4. Indenture Trustee's Disclaimer. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Collateral, the Trust Estate or the Notes, shall not be accountable for the Issuer's use of the proceeds from the Notes, the Collateral, the Trust Estate, or responsible for any statement of the Issuer in this Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

     SECTION 6.5. Notice of Amortization Events. If an occurrence that is, or with notice or with the lapse of time or both would become an Amortization Event occurs and is continuing and if it is known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to each Registered Noteholder notice of the occurrence that is, or with notice or with the lapse of time or both would become an Amortization Event within 10 days after it occurs. Except in the case of an occurrence that is, or with notice or with the lapse of time or both would become an Amortization Event in payment of principal of or interest on any Note, the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Registered Noteholders.

     SECTION 6.6. Reports by Indenture Trustee to Registered Noteholders. The Indenture Trustee shall deliver to each Registered Noteholder such information as may be required to enable such Registered Noteholder to prepare its federal and state income tax returns.

     SECTION 6.7. Compensation and Indemnity. The Indenture Trustee shall receive compensation for fees and reimbursement for expenses pursuant to Section
3.2 of the Sale and Servicing Agreement, subject to Section 6.1(g) of this Indenture. The Indenture Trustee and any director, officer, employee or agent of the Indenture Trustee shall be indemnified pursuant to Section 3.4 of the Sale and Servicing Agreement and held harmless against any loss, liability, or unanticipated out-of-pocket expense incurred or paid to third parties, including reasonable attorneys' fees and expenses (which expenses shall not include salaries paid to employees, or allocable overhead, of the Indenture Trustee) in connection with the acceptance or administration of its trusts hereunder or the Notes, or by reason of its participation in the transaction contemplated hereby, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The provisions of this Section 6.7 shall survive the termination of this Indenture.

     This Section shall survive the discharge of this Indenture and the replacement of the Indenture Trustee. When the Indenture Trustee incurs expenses after the occurrence of an Amortization Event specified in Section 5.1(e) or (f) with respect to the Issuer or the Servicer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

     SECTION 6.8. Replacement of Indenture Trustee. No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section. The Indenture Trustee may resign at any time upon 30 day prior notice by so notifying the Issuer, the Servicer and the Agent. The Registered Noteholders of a majority of the Outstanding Amount may remove the Indenture Trustee by so notifying the Indenture Trustee, the Issuer and the Servicer and may appoint a successor Indenture Trustee. The Issuer shall remove the Indenture Trustee if:

     (a) the Indenture Trustee fails to comply with Section 6.11;

     (b) the Indenture Trustee is adjudged a bankrupt or insolvent;

     (c) a receiver or other public officer takes charge of the Indenture Trustee or its property;

     (d) the Indenture Trustee otherwise becomes incapable of acting; or

     (e) the Indenture Trustee breaches its obligations hereunder in a material respect.

     If the Indenture Trustee resigns or is removed, or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee reasonably acceptable to the Registered Noteholders of a majority of the Outstanding Amount. A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee, the Servicer and the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to the Registered Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee at the Issuer's expense to the successor Indenture Trustee.

     If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer, the Servicer or the Registered Noteholders of a majority of the Outstanding Amount may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

     If the Indenture Trustee fails to comply with Section 6.11, any Registered Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

     Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's obligations under Section 6.7 shall continue for the benefit of the retiring Indenture Trustee.

     SECTION 6.9. Successor Indenture Trustee by Merger. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act (other than the execution and delivery to the Issuer and the Servicer of an assignment and assumption of this Indenture, to the extent that such succession is not effected by operation of law) shall be the successor Indenture Trustee;

provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11.

     In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force provided in the Notes or in this Indenture.

     SECTION 6.10. Appointment of Co-Indenture Trustee or Separate-Indenture Trustee.

     (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Collateral may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Registered Noteholders, such title to the Collateral, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Registered Noteholders of the appointment of any co-trustee or separate trustee shall be required under
Section 6.8 hereof; provided that the Indenture Trustee shall deliver notice of any such co-trustee or separate trustee to the Servicer.

     (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

          (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

          (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

     (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, jointly with the Indenture Trustee, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

     (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     SECTION 6.11. Eligibility; Disqualification. The Indenture Trustee shall at all times be authorized to exercise corporate trust powers. The Indenture Trustee shall have or be a member of a bank holding company that has a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it or its parent shall have a long-term debt rating of A3 or better by Moody's or shall otherwise be acceptable to Moody's. If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in Section 6.8 hereof.

     SECTION 6.12. Maintenance of Office or Agency. The Indenture Trustee will maintain in the Borough of Manhattan, The City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Indenture Trustee in respect of the Notes and this Indenture may be served. The Indenture Trustee will give prompt written notice to the Issuer, the Servicer and the Agent of the location, and of any change in the location, of any such office or agency. If at any time the Indenture Trustee shall fail to maintain any such office or agency or shall fail to furnish the Issuer or the Servicer with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

                                  ARTICLE VII.

                         NOTEHOLDERS' LISTS AND REPORTS

     SECTION 7.1. Preservation of Information; Communications to Registered Noteholders. Registered Noteholders may communicate with other Registered Noteholders with respect to their rights under this Indenture or under the Notes.

                                 ARTICLE VIII.

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

     SECTION 8.1. Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture and the Sale and Servicing Agreement. Except as otherwise expressly provided in this Indenture, if there is any failure to make any payment or failure to perform under any agreement or instrument that is part of the Collateral, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim an Amortization Event under this Indenture and any right to proceed thereafter as provided in Article V.

     SECTION 8.2. Accounts; Distributions.

     (a) On or prior to the Closing Date, the Indenture Trustee shall establish and maintain, in the name of the Indenture Trustee for the benefit of the Registered Noteholders, the Note Account, as provided in the Sale and Servicing Agreement. The Indenture Trustee shall make the allocations and disbursements from the Available Funds held in the Note Account in accordance with the terms hereof and the Sale and Servicing Agreement.

     (b) On each Payment Date, to the extent of Available Funds on deposit in the Note Account, the Indenture Trustee or the Paying Agent shall make distributions from Available Funds withdrawn from the Note Account in the order of priority set forth in Section 3.2 of the Sale and Servicing Agreement.

     SECTION 8.3. General Provisions Regarding Accounts. The funds in the Accounts shall be invested in accordance with the provisions of Section 3.3 of the Sale and Servicing Agreement

     SECTION 8.4. Release of Collateral.

     (a) Subject to the payment of its fees and expenses pursuant to Section 6.7, the Indenture Trustee may, and when required by the provisions of this Indenture, the Sale and Servicing Agreement or the Custodial Agreement shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture and the other Operative Documents. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

     (b) The Indenture Trustee shall, at such time as there are no Notes Outstanding and all sums due to the Indenture Trustee and the Owner Trustee in respect of the Notes have been paid and the Commitments terminated, release any remaining portion of the Collateral that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Accounts. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Subsection (b) only upon receipt of an Issuer Request accompanied by an Officer's Certificate and an Opinion of Counsel meeting the applicable requirements of Section 11.1.

                                  ARTICLE IX.

                             SUPPLEMENTAL INDENTURE

     SECTION 9.1. Reserved.

     SECTION 9.2. Supplemental Indentures. The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, with the consent of the Registered Noteholders of not less than a majority of the Outstanding Amount, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Registered Noteholders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Registered Noteholder of each Note affected thereby:

     (a) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, or the interest to accrue thereon, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Collateral to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof;

     (b) reduce the percentage of the Outstanding Amount, the consent of the Registered Noteholders of which is required for any such supplemental indenture, or the consent of the Registered Noteholders of which is required for any waiver of compliance with certain provisions of this Indenture or certain failures to comply with the terms hereof and their consequences provided for in this Indenture;

     (c) reduce the percentage of the Outstanding Amount required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Collateral pursuant to Section 5.11;

     (d) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Operative Documents cannot be modified or waived without the consent of the Registered Noteholder of each Note affected thereby;

     (e) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note (including the calculation of any of the individual components of such calculation); or

     (f) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Collateral or, except as otherwise permitted or contemplated herein or any other Operative Document, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Registered Noteholder of any Note of the security provided by the lien of this Indenture.

     The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Registered Noteholders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

     In connection with requesting the consent of the Registered Noteholders pursuant to this Section, the Indenture Trustee shall mail to the Registered Noteholders to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. It shall not be necessary for any Act of Registered Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     SECTION 9.3. Execution of Supplemental Indenture. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.1 and 6.2, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

     SECTION 9.4. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture and each other Operative Document affected thereby shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture and each such other Operative Document of the Indenture Trustee, the Issuer and the Registered Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     SECTION 9.5. Reference in Notes to Supplemental Indenture. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Notes.

                                   ARTICLE X.

                                   BORROWINGS

     SECTION 10.1. Optional Borrowing. (a) On any Business Day prior to the Facility Termination Date (each a "Borrowing Date"), and subject to satisfaction of the following conditions, additional amounts may be borrowed or reborrowed by the Issuer under the Notes (a "Borrowing"):

          (i) the Custodian shall have delivered to the Indenture Trustee and the Agent the Custodian's Certificate pursuant to the Custodial Agreement with respect to the Receivables and related Receivables Documents being purchased by the Depositor and the Issuer on such Borrowing Date;

          (ii) no Amortization Event has occurred and is continuing and no such event would result from the conveyance of such Receivables under the Sale and Servicing Agreement or hereunder;

          (iii) after giving effect to the purchase and transfer of Receivables by the Depositor and the Issuer on such Borrowing Date, the Outstanding Note Balance shall not exceed either the Facility Limit or the Borrowing Base;

          (iv) after giving effect to the purchase and transfer of Receivables by the Depositor and the Issuer on such Borrowing Date, any Hedge Agreements with a Qualified Hedge Counterparties and meeting the Required Hedge Amount shall be in full force and effect;

          (v) no Authorized Officer of the Indenture Trustee has actual knowledge or has received notice that any conditions to such transfer have not been fulfilled and the Indenture Trustee shall have received such other documents, opinions, certificates and instruments as the Indenture Trustee may request;

          (vi) the Servicer shall deliver to the Agent and the Indenture Trustee, a Borrowing Certification; and

          (vii) each of the conditions set forth in the Note Purchase Agreement and Section 2.5 of the Sale and Servicing Agreement shall have been satisfied.

     (b) Borrowing Dates shall not occur more frequently than once every calendar week unless otherwise approved by the Agent. Notice of any Borrowing shall be given by the Issuer to the Indenture Trustee, and the Indenture Trustee shall give notice of any such Borrowing to each Registered Noteholder of the Notes. Each Borrowing shall be made pro rata according to the unused Commitments pursuant to the Note Purchase Agreement.

     (c) For clarity, it is understood that the Receivables, related Receivables Documents and other Assets will be conveyed by the Seller to the Depositor and by the Depositor to the Issuer pursuant to the Sale and Servicing Agreement without recourse, representation on warranty except as expressly provided therein. Without limiting the foregoing, none of the Seller, the Depositor or any of their respective subsidiaries shall be responsible for payments on the Receivables, and any other credit risks associated therewith shall be borne by the Issuer and the holders of any obligations of the Issuer.

                                  ARTICLE XI.

                                  MISCELLANEOUS

     SECTION 11.1. Compliance Certificates and Opinions, etc. Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture as to which an Officer's Certificate or an Opinion of Counsel is required, the Issuer shall furnish to the Indenture Trustee an Officer's Certificate or an Opinion of Counsel, as the case may be, stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (1) a statement that each Person signing such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; and

          (3) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

     SECTION 11.2. Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such

Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Seller, the Issuer, the Depositor or any other Person, stating that the information with respect to such factual matters is in the possession of the Servicer, the Seller, the Issuer, the Depositor or such other Person, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

     SECTION 11.3. Acts of Registered Noteholders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Registered Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Registered Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered in writing to the Indenture Trustee, and, where it is hereby expressly required, to each other Person to whom such instrument or instruments are required to be delivered. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Registered Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Indenture Trustee, the Issuer and any such other Person, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

     (c) The ownership of Notes shall be proved by the Note Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Registered Noteholder of any Notes shall bind the Registered Noteholder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee, the Issuer or any other Person in reliance thereon, whether or not notation of such action is made upon such Note.

     SECTION 11.4. Notices, etc., to Indenture Trustee and Issuer. Any request, demand, authorization, direction, notice, consent, waiver or Act of Registered Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or act of Registered Noteholders is to be made upon, given or furnished to or filed with:

     (a) the Indenture Trustee by any Registered Noteholder or by the Issuer or any other Person shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office, or

     (b) in the case of the Issuer or any other Person, as provided in Section
8.10 of the Sale and Servicing Agreement.

     SECTION 11.5. Notices to Registered Noteholders; Waiver. Where this Indenture provides for notice to Registered Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Registered Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Registered Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Registered Noteholder shall affect the sufficiency of such notice with respect to other Registered Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Registered Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

     In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Registered Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

     SECTION 11.6. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 11.7. Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

     SECTION 11.8. Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 11.9. Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Registered Noteholders, and any other party secured hereunder, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     SECTION 11.10. Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

     SECTION 11.11. Governing Law. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 11.12. Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 11.13. Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer at its expense upon certification by the Agent or the Indenture Trustee to the effect that such recording is necessary or advisable either for the protection of the Indenture Trustee or the Registered Noteholders or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

     SECTION 11.14. Trust Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Depositor, the Seller, the Servicer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any Registered Noteholder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. By its acceptance of a Note, each Registered Noteholder covenants and agrees to the foregoing. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI, VII and VIII of the Trust Agreement.

     SECTION 11.15. No Petition. The Indenture Trustee, by entering into this Indenture, and each Registered Noteholder, by accepting a Note, hereby covenant and agree that they will not institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Operative Documents for one year and one day after payment of the Notes.

     SECTION 11.16. Inspection. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

     SECTION 11.17. Limitation of Liability of Owner Trustee. Notwithstanding anything contained herein or in any other Operative Document to the contrary, it is expressly understood and agreed by the parties hereto that (a) this Indenture is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking or agreement by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer and the Trust Estate, and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture or any other related documents.

     IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized and duly attested, all as of the day and year first above written.

                                BXG RECEIVABLES NOTE TRUST 2001-A

                                By:   Wilmington Trust Company, not in its
                                      individual capacity but solely as
                                      Owner Trustee

                                By:   /s/ Patricia A. Evans
                                      ------------------------------------------
                                      Name:      Patricia A. Evans
                                                 -------------------------------
                                      Title:     Assistant Vice President
                                                 -------------------------------

                                U.S. BANK NATIONAL ASSOCIATION
                                     (formerly known as U.S. Bank Trust National
                                     Association), as Indenture Trustee

                                By:   /s/ Tamara Schultz-Fugh
                                      ------------------------------------------
                                      Name       Tamara Schultz-Fugh
                                                 -------------------------------
                                      Title:     Vice President
                                                 -------------------------------


                         [SIGNATURE PAGE TO INDENTURE]

STATE OF                                             )
         ---------------------------------------------
                                                     )  ss.:
COUNTY OF                                            )
          --------------------------------------------

     BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared ______________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee on behalf of BXG Receivables Note Trust 2001-A, a Delaware business trust, and that such person executed the same as the act of said business trust for the purpose and consideration therein expressed, and in the capacities therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this ___ day of April, 2002.


--------------------------------------------------------------


Notary Public in and for the State of
                                      ------------------------
(Seal)

My commission expires:


-------------------------------

STATE OF                                             )
         ---------------------------------------------
                                                     )  ss.:
COUNTY OF                                            )
          --------------------------------------------

     BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared _____________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of U.S. Bank National Association, not in its individual capacity, but solely as Indenture Trustee, and that such person executed the same as the act of said corporation for the purpose and consideration therein stated.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE, this ___ day of April, 2002.


Notary Public in and for the State of
                                      ------------------------
(Seal)

My commission expires:


------------------------------

                                    EXHIBIT A

                                  Form of Note

NEITHER THIS NOTE NOR ANY INTEREST HEREIN HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY APPLICABLE STATE SECURITIES LAW. ANY RESALE OR TRANSFER OF THIS NOTE (OR ANY INTEREST HEREIN) WITHOUT REGISTRATION THEREOF UNDER THE ACT OR ANY APPLICABLE STATE SECURITIES LAW MAY BE MADE ONLY IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT OR ANY APPLICABLE STATE SECURITIES LAW IN ACCORDANCE WITH THE PROVISIONS OF SECTION 2.9 OF THE INDENTURE REFERRED TO HEREIN.

THIS NOTE (AND ANY INTEREST HEREIN) MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF
(i) AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, ("ERISA")), THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (ii) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE CODE OR (iii) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY UNLESS THE PURCHASE AND HOLDING OF THE NOTE WILL NOT GIVE RISE TO A NONEXEMPT PROHIBITED TRANSACTION UNDER ERISA OR THE CODE. BY ACCEPTING AND HOLDING THIS NOTE (OR ANY INTEREST HEREIN), THE HOLDER HEREOF SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) IT IS NOT A BENEFIT PLAN OR (B) SUCH PURCHASE AND HOLDING WILL NOT RESULT IN A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406(A) OF ERISA OR SECTION 4975 OF THE CODE.

THIS IS A REVOLVING NOTE. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO COMPLY WITH THE TERMS OF THE INDENTURE AND OTHER OPERATIVE DOCUMENTS (AS DEFINED IN THE INDENTURE) APPLICABLE TO REGISTERED HOLDERS OF THE NOTES.

Date of Indenture: As of April 17, 2002
First Payment Date: ____________________
Denomination:  $_________________
Initial Note Principal Balance:  $[ ]
Maximum Note Principal Amount:  $125,000,000
                                    Note No: 0001

                        BXG RECEIVABLES NOTE TRUST 2001-A
                        ASSET BACKED NOTES, SERIES 2001-A

     BXG RECEIVABLES NOTE TRUST 2001-A, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to __________, or registered assigns, the lesser of (a) the principal sum of _______________________ ($_____________)
and (b) the aggregate outstanding amount of advances hereunder made pursuant to
Section 10.1 of the Amended and Restated Indenture dated as of April 17, 2002, between the Issuer and U.S. Bank National Association (formerly known as U.S. Bank Trust National Association), a national banking association, as Indenture Trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of (i) the Payment Date occurring in March 2006 (the "Final Payment Date") and (ii) the date on which an Amortization Event shall have occurred and be continuing, if the Indenture Trustee, at the direction of the Registered Noteholders representing not less than a majority of the Outstanding Amount, has declared the Notes to be immediately due and payable in the manner provided in Section
5.2 of the Indenture (unless such declaration has been rescinded in accordance with the terms of the Indenture). Capitalized terms used but not defined herein are defined in Article I of the Indenture.

     Pursuant to the terms of the Indenture, payments will be made on the 1st day of each month or, if such day is not a Business Day, on the Business Day immediately following such day (the "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Note is registered at the close of business on the applicable Record Date, in such amounts as are determined pursuant to the Indenture and the Sale and Servicing Agreement.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied as provided in the Sale and Servicing Agreement.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                               [Signatures follow]

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date:  ________________________

                         BXG RECEIVABLES NOTE TRUST 2001-A

                         By:      Wilmington Trust Company,
                                  not in its individual capacity but solely as
                                  Owner Trustee under the Trust Agreement

                         By:
                                  _____________________________________________
                                  Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date:  ______________________________

________________________ ,
as Indenture Trustee

By:      ______________________________
Authorized Signatory

                                [Reverse of Note]

     This Note is one of a Series of a duly authorized issue of Notes of the Issuer, designated as the BXG Receivables Note Trust 2001-A, Asset Backed Notes, Series 2001-A (herein called the "Notes"), issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Registered Noteholders. To the extent that any provision of this Note contradicts or is inconsistent with the provisions of the Indenture, the provisions of the Indenture shall control and supersede such contradictory or inconsistent provision herein. Terms not defined herein will have the definitions as provided in the Indenture. The Notes are subject to all terms of the Indenture.

     The Notes are and will be equally and ratably secured by the Collateral pledged from time to time as security therefor as provided in the Indenture.

     The Notes are revolving notes, the principal of which may be repaid and reborrowed without penalty pursuant to the terms of the Indenture.

     As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the Final Payment Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Amortization Event shall have occurred and be continuing and the Indenture Trustee, at the direction of the Registered Noteholders representing not less than a majority of the Outstanding Amount, has declared the Notes to be immediately due and payable in the manner provided in
Section 5.2 of the Indenture (unless such declaration has been rescinded in accordance with the terms of the Indenture). All principal payments on the Notes shall be made pro rata to the Registered Noteholders entitled thereto on the basis of their Note Principal Balance.

     Payments of interest on this Note are due and payable on each Payment Date, together with the installment of principal, if any, and to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Noteholder of the Note on the Note Register as of the close of business on each Record Date, or by wire transfer in immediately available funds to the account designated by such Person. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note effected by any payments made on any Payment Date shall be binding upon all future Registered Noteholders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this

Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

     As provided in the Indenture and subject to certain limitations and restrictions on transfer set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by the Registered Noteholder hereof or such Registered Noteholder's attorney duly authorized in writing and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange, other than for exchanges as provided under Sections 2.4 of the Indenture.

     Each Registered Noteholder, by acceptance of a Note (or any interest therein), covenants and agrees that the Trust Estate is the sole source of payment for the obligations evidenced hereby and that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Depositor, the Seller, the Servicer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial or other interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such person may have expressly agreed in writing.

     Each Registered Noteholder, by acceptance of a Note, covenants and agrees by accepting the benefits of the Indenture that such Registered Noteholder will not institute against the Seller, the Servicer, the Depositor or the Issuer, or join in any institution against the Seller, the Servicer, the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or similar law in connection with any obligations relating to the Notes, the Indenture or any of the Operative Documents for one year and one day after payment of the Notes.

     The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Note will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Registered Noteholder, by acceptance of a Note, agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

     Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this

Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Registered Noteholders under the Indenture at any time by the Issuer with the consent of the Registered Noteholder of Notes representing a majority of the Outstanding Amount. The Indenture also contains provisions permitting the Registered Noteholders representing not less than a majority of the Outstanding Amount on behalf of the Registered Noteholders of all the Notes to waive compliance by the Issuer with certain provisions of the Indenture and certain past failures to comply with the terms of the Indenture and their consequences. Any such consent or waiver by the Registered Noteholder of this Note shall be conclusive and binding upon such Registered Noteholder and upon all future Registered Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

     The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     This Note and the Indenture shall be construed in accordance with the laws of the State of New York without reference to conflicts of laws principles, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

     Anything herein to the contrary notwithstanding, except as expressly provided in the Operative Documents, none of the Issuer in its individual capacity, the Owner Trustee in its individual capacity, any owner of a beneficial or other interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Registered Noteholder of this Note by its acceptance hereof agrees that, except as expressly provided in the Operative Documents, in the case of an Amortization Event under the Indenture, the Registered Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT

     Social Security or Taxpayer I.D. or other identifying number of assignee:

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

------------------------------------------------------------------------
(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _______________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: __________________*/

Signature Guaranteed:

________________________*/

     */ NOTICE: The signature to this assignment must correspond with the name of the Registered Noteholder as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                   EXHIBIT B-1

                     FORM OF CERTIFICATE REGARDING TRANSFER
                              (ACCREDITED INVESTOR)

                                     [DATE]

[Indenture Trustee/Seller/Servicer//Depositor]

[addresses]

     Re: BXG Receivables Note Trust 2001-A, Asset Backed Notes, Series 2001-A Ladies and Gentlemen:

     In connection with our purchase on the date hereof of are or more of the above-referenced Notes or any interest in the Notes ("Notes") from ______________________ ("Seller"), [PURCHASER] (the "Purchaser") hereby certifies that:

     1. The Purchaser is an "accredited investor" as defined in Rule 501, promulgated by the Securities and Exchange Commission (the "Commission") under the U.S. Securities Act of 1933, as amended (the "Act"), acquiring the Notes for investment purposes only for the Purchaser's own account and not with a view to or for sale or transfer in connection with any distribution thereof in any manner which would violate Section 5 of the Act or any applicable state securities law, provided that, subject to compliance with applicable securities laws, the disposition of its property shall at all times be and remain within its control. We understand that the Seller and other addressees of this letter may rely on the accuracy and truth of the foregoing representations, and we hereby consent to such reliance;

     2. The Purchaser understands that the Notes have not been and will not be registered under the Act or any applicable state securities laws and may not be resold, pledged or transferred unless they are (a) registered pursuant to the Act and any applicable state securities laws, or (b) sold or transferred in transactions which are exempt from registration;

     3. The Purchaser has received a copy of the Amended and Restated Indenture dated as of April 17, 2002 (the "Indenture") pursuant to which the Notes are being sold, and such other documents and information concerning the Notes and the Receivables in which the Notes represent interests which it has requested and has had the opportunity to ask such questions of the Issuer and its agents as it deems appropriate;

     4. The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Notes and is able to bear the economic risks of such an investment;

     5. [The Purchaser is not, and it is not acquiring the Notes with the assets of an "employee benefit plan," within the meaning of Section 3(3) of the Employment Retirement Income Security Act of 1974, as amended ("ERISA") that is subject to the provisions of Title I of ERISA or a "plan" described in Section 4975(e)(1) of the Internal Revenue Code of 1986] OR


                                      B-1-1

[The source of funds to be used by the Purchaser to purchase the Notes is a general account and either (i) no part of the assets of such account constitutes assets of an "employee benefit plan," within the meaning of Section 3(3) of "ERISA" that is subject to the provisions of Title I of ERISA or a "plan" described in Section 4975(e)(l) of the Internal Revenue Code of 1986, or (ii) to the extent that such assets constitute assets of an "employee benefit plan" within the meaning of Section 3(3) of ERISA that is subject to the provisions of Title I of ERISA, or a "plan" within the meaning of Section 4975(e)(1) of the Code, it acknowledges that in the discharge of its duty as a plan fiduciary in connection with the purchase of the Notes it has concluded that such purchase will not constitute a violation of Section 404(a) of ERISA or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.]

     6. If the Purchaser sells any of the Notes at its option, it will (i) comply with the terms of the Indenture, (ii) obtain from any investor that purchases any Note from it a letter substantially in the form of Exhibit B-1 or B-2 to the Indenture and (iii) to the extent required by the Indenture, cause an opinion of counsel to be delivered, addressed and satisfactory to the Seller, the Servicer, the Issuer and the Indenture Trustee, to the effect that such sale is in compliance with all applicable federal and state securities laws; and

     7. The Purchaser certifies that for purposes of the Note Register, its address, including telecopier number and telephone number, is as follows:

        telecopier:
        telephone:

     8. The purchase of the Notes by the Purchaser does not violate the provisions of the first sentence of Section 2.9 of the Indenture, and the Purchaser agrees to comply with the Indenture.

     IN WITNESS WHEREOF, the Purchaser has caused this letter to be executed by its signatory, duly authorized, as of the date first above written.

                               [PURCHASER]

                               By:
                                         ---------------------------------------
                               Name:
                                         ---------------------------------------
                               Title:
                                         ---------------------------------------

                                      B-1-2

                                   EXHIBIT B-2

                     FORM OF CERTIFICATE REGARDING TRANSFER
                                   (RULE 144A)

                                     [DATE]

[Indenture Trustee/Seller/Servicer/Depositor]

[addresses]

     Re: BXG Receivables Note Trust 2001-A, Asset Backed Notes, Series 2001-A

Ladies and Gentlemen:

     In connection with our purchase on the date hereof of the above-referenced Notes or any interest in the Notes ("Notes") from _______________ ("Seller") we hereby certify that:

     1. We are a "qualified institutional buyer" within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended (the "Act"), acquiring the Notes for our own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof in any manner which would violate the Act or any applicable state securities law, provided that, subject to compliance with applicable securities laws, the disposition of our property shall at all times be and remain within our control. We understand that the Seller may rely on the accuracy and truth of the foregoing representations, and we hereby consent to such reliance;

     2. We understand that the Notes have not been and will not be registered under the Act and may not be resold, pledged or transferred unless they are (a) registered pursuant to the Act and any applicable state securities laws or (b) sold or transferred in transactions which are exempt from registration;

     3. We have received a copy of the Amended and Restated Indenture dated as of April 17, 2002 (the "Indenture") pursuant to which the Notes are being sold, and such other documents and information concerning the Notes and the Receivables in which the Notes represent interests which we have requested;

     4. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Notes and are able to bear the economic risks of such an investment;

     5. If we sell any of the Notes, we will (i) obtain from any investor that purchases any Note from us a letter substantially in the form of Exhibit B-1 or B-2 to the Indenture and (ii) to the extent required by the Indenture, cause an opinion of counsel to be delivered, addressed and satisfactory to the Seller, the Issuer and the Indenture Trustee, to the effect that such sale is in compliance with all applicable federal and state securities laws;


                                      B-2-1

     6. [The Purchaser is not, and it is not acquiring the Notes with the assets of an "employee benefit plan," within the meaning of Section 3(3) of the Employment Retirement Income Security Act of 1974, as amended ("ERISA") that is subject to the provisions of Title I of ERISA or a "plan" described in Section 4975(e)(1) of the Internal Revenue Code of 1986] OR [The source of funds to be used by the Purchaser to purchase the Notes is a general account and either (i) no part of the assets of such account constitutes assets of an "employee benefit plan," within the meaning of Section 3(3) of "ERISA" that is subject to the provisions of Title I of ERISA or a "plan" described in Section 4975(e)(l) of the Internal Revenue Code of 1986, or (ii) to the extent that such assets constitute assets of an "employee benefit plan" within the meaning of Section 3(3) of ERISA that is subject to the provisions of Title I of ERISA, or a "plan" within the meaning of Section 4975(e)(1) of the Code, it acknowledges that in the discharge of its duty as a plan fiduciary in connection with the purchase of the Notes it has concluded that such purchase will not constitute a violation of
Section 404(a) of ERISA or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.]

     7. We certify that for purposes of the Note Register, our address, including telecopier number and telephone number, is as follows:

        telecopier:
        telephone:

     8. Our purchase of the Notes does not violate the provisions of the first sentence of Section 2.9 of the Indenture.

     9. We have received the information specified in paragraph (d)(4) of Rule 144A under the Securities Act with respect to the Notes. We are familiar with Rule 144A under the Act and are aware that the addressees of this letter intend to rely on the certifications made herein and the exemption from the registration requirements of the Act provided by Rule 144A.

     IN WITNESS WHEREOF, we have signed this certificate as of the date first written above.

                               By:
                                        ----------------------------------------
                               Name:
                                        ----------------------------------------
                               Title:
                                        ----------------------------------------

                                      B-2-2